May 2, 2007

Xmark Opportunity Fund, L.P.
Xmark Opportunity Fund, Ltd.
Xmark JV Investment Partners LLC
301 Tresser Blvd, Suite 1320
Stamford, CT 06901

Caduceus Master Fund Limited
Caduceus Capital II, L.P.
UBS Eucalyptus Fund, L.L.C.
PW Eucalyptus Fund, Ltd.
HFR SHC Aggressive Master Trust
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Ladies and Gentlemen:

Reference is made herein to that certain Securities Purchase Agreement (the “Original Purchase Agreement”), dated as of April 12, 2007, by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), Xmark Opportunity Fund, L.P., a Delaware limited partnership (“Xmark LP”), Xmark Opportunity Fund, Ltd., a Cayman Islands exempted company (“Xmark Ltd”), Xmark JV Investment Partners LLC, a Delaware limited liability company (“Xmark LLC” and together with Xmark LP and Xmark Ltd, the “Xmark Entities”), Caduceus Master Fund Limited, a Bermuda corporation (“Caduceus Master”), Caduceus Capital II, L.P., a Delaware limited partnership (“Caduceus Capital”), UBS Eucalyptus Fund, L.L.C., a Delaware registered investment company (“UBS Eucalyptus”), PW Eucalyptus Fund, Ltd., a Cayman Islands investment company (“PW Eucalyptus”) and HFR SHC Aggressive Master Trust, a Bermuda trust (“HFR” and together with Caduceus Master, Caduceus Capital, UBS Eucalyptus, PW Eucalyptus, the “OrbiMed Entities”, and the OrbiMed Entities and the Xmark Entities together, the “Lead Investors”), and the other investors set forth on Schedule I affixed thereto (each an “Investor” and collectively the “Investors”; for the avoidance of doubt, the Lead Investors are each an Investor) All capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Original Purchase Agreement.

The terms of the Original Purchase Agreement are hereby amended by the Company and the Lead Investors as follows (which amended terms shall be binding on all Investors as provided for in the Original Purchase Agreement):

1. Recital A of the Original Purchase Agreement is hereby amended (i) to change the number of shares of Preferred Stock to be issued pursuant to the Original Purchase Agreement from “up to 1,500 shares” to “up to 300 shares” and (ii) to change the stated value of the Preferred Stock from “$10,000.00” to “$50,000.00”.

2. Schedule I of the Original Purchase Agreement is hereby amended to reduce the number of shares of Preferred Stock being purchased by each Investor by dividing (i) the number of shares listed under the heading “Number of Shares of Preferred Stock” on Schedule I of the Original Purchase Agreement with respect to each Investor by (ii) five (5).

3. The form of Certificate of Designations attached as Exhibit A to the Original Purchase Agreement is hereby replaced in its entirety with the form of Certificate of Designations attached hereto as Exhibit A and made a part hereof.

Unless otherwise provided herein, all rights and obligations of the Investors set forth in the Original Purchase Agreement shall remain in full force and effect in accordance with the terms and conditions set forth in the Original Purchase Agreement.

Please confirm that the foregoing correctly and completely sets forth our understanding of the subject matter contained herein by signing where indicated below.

Very truly yours, NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin Title: President and CEO

XMARK OPPORTUNITY FUND, LTD.

By: Xmark Opportunity Manager, LLC,
its Investment Manager

By: Xmark Opportunity Partners, LLC,
its Sole Member

By: Xmark Capital Partners, LLC,
its Managing Member

By:   /s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title:  Chief Executive Officer

XMARK OPPORTUNITY FUND, L.P.

By: Xmark Opportunity GP, LLC,
its General Partner

By: Xmark Opportunity Partners, LLC,
its Sole Member

By: Xmark Capital Partners, LLC,
its Managing Member

By:   /s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title:  Chief Executive Officer

XMARK JV INVESTMENT PARTNERS, LLC

By: Xmark Opportunity Partners, LLC,
its Investment Manager

By: Xmark Capital Partners, LLC,
its Managing Member

By:   /s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title:  Chief Executive Officer

CADUCEUS MASTER FUND LIMITED

By:   /s/ Samuel D. Isaly

Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

CADUCEUS CAPITAL II, L.P.

By:   /s/ Samuel D. Isaly

Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

UBS EUCALYPTUS FUND, L.L.C.

By:   /s/ Samuel D. Isaly

Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

PW EUCALYPTUS FUND, LTD.

By:   /s/ Samuel D. Isaly

Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

HFR SHC AGGRESSIVE MASTER TRUST

By:   /s/ Dora Hines

Name: Dora Hines, for and on behalf of HFR Asset
Management, LLC
Title: Attorney-in-fact

Exhibit A

Certificate of Designations

[See Exhibit 3.2 of this filing]